                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  September 25, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                       1-12898                  38-2011419
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


   27555 Farmington Road
 Farmington Hills, Michigan                                      48334-3357
   (Address of principal                                         (Zip Code)
    executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  8

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of September 25, 1996 for Series 1987-1 and 1987-2, Distribution Reports as of October 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of September 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SOURCE ONE MORTGAGE SERVICES CORPORATION
                                               (Registrant)




Date:  September 25, 1996            By: Larry N. Ciofu
                                        ----------------------------------
                                         Larry N. Ciofu
                                         Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

             Distribution Date Statement for    September 25, 1996



                                                                       Interest
           COUPON       Principal     Number of      Interest        Payable Per
 Class      RATE       Outstanding   Certificates    Payable          $1,000 CTF
- -------- ----------  -------------- -------------- -------------   ----------------
   A         6.4250%  $10,735,022.43      62,500     $172,431.30         $2.758901

   B         6.0000%           $0.00      13,700           $0.00         $0.000000

   C         6.0000%           $0.00      26,900           $0.00         $0.000000

   D         6.0000%  $10,735,022.44      21,900     $161,025.34         $7.352755
                     ---------------  ----------  ---------------
                      $21,470,044.87     125,000     $333,456.64
                                                                         Principal Balance
                                     Principal         Principal         Per $1,000
                Principal           Payable Per      Balance After       CTF After
 Class          Payable*            $1,000 CTF     September 25, 1996    September 25, 1996
- ----------- ----------------      ---------------  ------------------    -------------------
   A            $592,011.33            $9.472181      $10,143,011.10            $162.288178

   B                  $0.00            $0.000000               $0.00              $0.000000

   C                  $0.00            $0.000000               $0.00              $0.000000

   D            $592,011.33           $27.032481      $10,143,011.11            $463.151192
            ----------------                       ------------------
              $1,184,022.66                           $20,286,022.21


*Aggregate Cash Flow Value Decline:                $1,184,022.65
Ending Aggregate Agency MBS Balance:              $20,288,879.45


        Agency MBS Collections :
             Interest                                $496,667.07
             Principal                             $1,184,022.65
        Investment Income                             $10,880.98
                                                 ----------------
        TOTAL AVAILABLE                            $1,691,570.70

        Due to Certificateholders                 ($1,517,479.30)

        Expenses Payable                              ($5,889.63)
                                                 ----------------
        Due to Residual Holders                      $168,201.77
                                                 ================

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):      $8,410.0885

Principal Allocation:  Class A:    50.00000%
                       Class       50.00000%



                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee
                                       Corporate Trust Division
                                       Suite 0126
                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

              Distribution Date Statement for September  25, 1996


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%   $1,941,000.00       1,941     $15,447.13       $15,447.13

 2-E   9.9500%  $12,172,496.61       5,200    $100,930.28            $0.00
               ---------------- ----------- -------------- ----------------
                $14,113,496.61      89,941    $116,377.41       $15,447.13
          Interest                       Principal         Principal         Per $1,000
        Payable Per     Principal       Payable Per       Balance After      CTF After
Class    $1,000 CTF      Payable         $1,000 CTF     September  25, 1996  September  25, 1996
- -----   -----------   -------------   ---------------   -------------------  -------------------
 2-A      $0.000000                         $0.000000                              $0.000000

 2-B      $0.000000                         $0.000000                              $0.000000

 2-C      $0.000000                         $0.000000                              $0.000000

 2-D      $7.958336     $364,000.00 **       -             $1,577,000.00       $1,000.000000

 2-E      $0.000000         -                -            $12,273,426.89       $2,360.274402
                      --------------                    -----------------
                              $0.00                       $13,850,426.89

      Agency MBS Collections :
              Interest                                         $117,775.54
              Principal                                        $263,061.06
      Investment Income                                            $540.57
      Excess from previous month                                    224.61
                                                           ----------------
      TOTAL AVAILABLE                                          $381,601.78

      Due to Class 2-D INTEREST                                ($15,447.13)
      Due to Class 2-D REDEMPTION                             ($364,215.95)
      Due to Class 2-D (rounded down to even $1,000)          ($364,000.00)
      Excess in Collection Account                                ($215.95)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,938.70

      Expenses Payable                                            ($331.30)

                                                           ----------------
      Net Balance                                                $1,607.40
                                                           ================


      Due to Residual Holders                                    $1,607.40

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $80.3700

      Ending Aggregate Agency MBS Balance:                 $ 13,870,002.06

      Excess in collection Act  as of Aug 25                       $224.61
      Accrual Distribution Amount:                             $100,930.28
      Aggregate Cash Flow Value Decline:                       $263,061.06
      Principal to Class 2-D Redemption                       ($364,000.00)
                                                         -----------------
                                                                   $215.95
      Principal Distributable to Class 2-D                     $364,000.00
                                                         -----------------
      Aggregate Amount of Principal Distributable:             $364,215.95

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee
                                     Corporate Trust Division
                                     Suite 0126
                                     One First National Plaza
                                     Chicago, Illinois  60670
                                     (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                Distribution Date Statement for October  1, 1996


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $14,575,870.57      10,440    $120,250.93      $120,250.93
               ---------------- ----------- -------------- ----------------
                $14,575,870.57     100,000    $120,250.93      $120,250.93
                                                                     Principal Balance
          Interest                    Principal       Principal      Per $1,000
        Payable Per    Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*      $1,000 CTF   October  1, 1996  October  1, 1996
- -----   ------------ --------------  ------------  ----------------  -----------------
  A       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $11.518288    $300,420.28    $28.775889    $14,275,450.29     $1,367.380296
                     --------------                ----------------
                       $300,420.28                  $14,275,450.29


Agency MBS Collections :
        Interest                                         $121,467.78
        Principal                                        $300,420.28
Investment Income                                            $707.56
                                                     ----------------
TOTAL AVAILABLE                                          $422,595.62

Due to Certificateholders                               ($420,671.21)
                                                     ----------------
Available for Expenses and Residual Payments               $1,924.41

Expenses Payable                                            ($344.23)

                                                     ----------------
Net Balance                                                $1,580.18
                                                     ================


Due to Residual Holders                                    $1,580.18

Amount Payable Per Individual
Residual Certificate (5% Denomination):                     $79.0090

Ending Aggregate Agency MBS Balance:                  $14,275,717.82


       Accrual Distribution Amount:                                             $0.00
       Aggregate Cash Flow Value Decline:                                 $300,420.28
                                                                      ---------------
       *Aggregate Amount of Principal Distributable:                      $300,420.28

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
               Distribution Date Statement for October  1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $17,597,405.92      10,200    $137,846.35      $137,846.35
               ---------------- ----------- -------------- ----------------
                $17,597,405.92     100,000    $137,846.35      $137,846.35
                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   October  1, 1996  October  1, 1996
- -----   ------------ ---------------  ------------  ----------------  -----------------
 2-A      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z     $13.514348     $343,456.01    $33.672158    $17,253,949.91     $1,691.563717
                     ---------------                ----------------
                        $343,456.01                  $17,253,949.91


Agency MBS Collections :
        Interest                                         $139,312.93
        Principal                                        $343,456.01
Investment Income                                            $895.14
                                                     ----------------
TOTAL AVAILABLE                                          $483,664.08

Due to Certificateholders                               ($481,302.36)
                                                     ----------------
Available for Expenses and Residual Payments               $2,361.72

Expenses Payable                                            ($397.66)

Net Balance                                                $1,964.06
                                                     ==================


Due to Residual Holders                                    $1,964.06

Amount Payable Per Individual
Residual Certificate (5% Denomination):                     $98.2030

Ending Aggregate Agency MBS Balance:                  $17,253,964.66

        Accrual Distribution Amount:                                           $0.00
        Aggregate Cash Flow Value Decline:                               $343,456.01
                                                                     ----------------
        *Aggregate Amount of Principal Distributable:                    $343,456.01

        Principal Allocation:          Class 2-A:                             0.0000%
                                       Class 2-D:                             0.0000%

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

             Distribution Date Statement for   September  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES


        COUPON      Principal      Number of    Interest      Interest
Class    RATE      Outstanding    Cert.         Accrued       Payable
- ----- ---------- ---------------- ----------- ------------ --------------
 1-A     8.5000%           $0.00      15,250        $0.00          $0.00

 1-B     9.0000%           $0.00      10,500        $0.00          $0.00

 1-C     9.0000%           $0.00       6,500        $0.00          $0.00

 1-D     9.0000%   $1,706,485.84      16,500   $12,798.64     $12,798.64

 1-E     9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F     0.0000%           $0.00      18,500        $0.00          $0.00

 1-G     0.0000%           $0.00      12,450        $0.00          $0.00

 1-H     0.0000%           $0.00       4,850        $0.00          $0.00

 1-I   259.5000%      $27,412.97         152    $5,928.05      $5,928.05
                 ---------------- ----------- ------------ --------------
                  $13,733,898.81      96,702  $108,726.69    $108,726.69
                                                                            Principal Balance
           Interest                       Principal        Principal        Per $1,000
          Payable Per      Principal     Payable Per      Balance After     CTF After
Class     $1,000 CTF        Payable*      $1,000 CTF   September  20, 1996  September  20, 1996
- -----  ----------------- --------------  ------------  -------------------  ---------------------
 1-A          $0.000000          $0.00     $0.000000                $0.00              $0.000000

 1-B          $0.000000          $0.00     $0.000000                $0.00              $0.000000

 1-C          $0.000000          $0.00     $0.000000                $0.00              $0.000000

 1-D          $0.775675    $311,505.86    $18.879143        $1,394,979.98             $84.544241

 1-E          $7.500000        -              -            $12,000,000.00          $1,000.000000

 1-F          $0.000000          $0.00     $0.000000                $0.00              $0.000000

 1-G          $0.000000          $0.00     $0.000000                $0.00              $0.000000

 1-H          $0.000000          $0.00     $0.000000                $0.00              $0.000000

 1-I         $39.000329        $623.01     $4.098750           $26,789.96            $176.249737
                         --------------                -------------------
                           $312,128.87                     $13,421,769.94

                     UPPER TIER REMIC REGULAR CERTIFICATES



        COUPON      Principal      Number of    Interest      Interest
         RATE      Outstanding    Cert.         Accrued       Payable
      ---------- ---------------- ----------- ------------ --------------
 1-R     0.0000%           $0.00       3,298        $8.00          $8.00
                                                                              Principal Balance
            Interest                       Principal        Principal         Per $1,000
           Payable Per      Principal     Payable Per      Balance After      CTF After
           $1,000 CTF        Payable*      $1,000 CTF   September  20, 1996   September  20, 1996
        ----------------- --------------  ------------  -------------------  ---------------------
 1-R           $0.002426          $0.00     $0.000000                $0.00              $0.000000

                       LOWER TIER REMIC REGULAR INTERESTS

                                                                              Principal
        COUPON      Principal      Number of    Interest     Principal       Balance After
Class    RATE      Outstanding    Certificates  Accrued       Payable*     September  20, 1996
- ----- ---------- ---------------- ----------- ------------ --------------  -----------------
1-AS     9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS     9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS     9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS     9.5000%   $1,727,316.78      16,533   $13,674.59    $312,128.87      $1,415,187.91

1-ES     9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS     9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS     9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                 ---------------- ----------- ------------ --------------  -----------------
                  $13,751,316.78     100,000  $108,864.59    $312,128.87     $13,439,187.91

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
              DISTRIBUTION DATE STATEMENT FOR September  20, 1996



Agency MBS Collections :
         Interest                                       $108,734.69
         Principal                                      $312,128.87
Investment Income                                           $167.58
                                                    ----------------
Lower Tier REMIC Collection Account                     $421,031.14
                                                    ----------------
Upper Tier REMIC Collection Account                     $421,031.14

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                   ($312,128.87)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                  ($108,726.69)

Expenses Payable                                              $0.00


REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($8.00)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($167.58)
                                                    ----------------
Net Balance                                                   $0.00
                                                    ================


Beginning Aggregate Agency MBS Balance:             $100,001,006.61
Ending Aggregate Agency MBS Balance:                 $13,734,905.24


 Aggregate Cash Flow Value Decline:                     $522,006.67
                                                   -----------------
 *Aggregate Amount of Principal Distributable:          $522,006.67

 Principal Allocation:

 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:

 Class 1-D:               1.88791430%
 Class 1-I:               0.40987500%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R:

 Class 1-R:               0.00000000%

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660